Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION REPORT	RAPPORT DE LA TRANSACTION ÈLECTRONIQUE
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions	ARTICLES OF INCORPORATION (SECTION 6)	STATUTS CONSTITUTIFS (ARTICLE 6)

Processing Type - Mode de Traitement:	Intermediary/Intermédiaire
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1. Name of Corporation - Dénomination de la société
HMZ METALS INC.
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2. The province or territory in Canada where the registered office is to be situated - La province ou le territoire au Canada où se situera le siège social
ON
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3. The classes and any maximum number of shares that the corporation is authorized to issue - Catégories et le nombre maximal d'actions que la société est autorisée à émettre
The annexed Schedule 1 is incorporated in this form. L'annexe 1 ci-jointe fait partie intégrante de la présente formule.
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4. Restrictions, if any, on share transfers - Restrictions sur le transfert des actions, s'il y a lieu
The annexed Schedule 2 is incorporated in this form. L'annexe 2 ci-jointe fait partie intégrante de la présente formule.
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5. Number (or minimum and maximum number ) of directors - Nombre ( ou nombre minimal et maximal ) d'administrateurs
Minimum: 1 Maximum: 10
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6. Restrictions, if any, on business the corporation may carry on - Limites imposées à l'activité commerciale de la société, s'il y a lieu
The annexed Schedule 3 is incorporated in this form. L'annexe 3 ci-jointe fait partie intégrante de la présente formule.
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7. Other provisions, if any - Autres dispositions, s'il y a lieu
The annexed Schedule 4 is incorporated in this form. L'annexe 4 ci-jointe fait partie intégrante de la présente formule.
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8. Incorporators - Fondateurs
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Name(s) - Nom(s) Address (including postal code) - Adresse (inclure le code postal) Signature

FRANK HERBERT 3900-161 BAY STREET, TORONTO, ONTARIO, CANADA, M5J 2S1 FRANK HERBERT
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SCHEDULE / ANNEXE 1

The Corporation is authorized to issue an unlimited number of common shares.

SCHEDULE / ANNEXE 2

None.

SCHEDULE / ANNEXE 3

None.

SCHEDULE / ANNEXE 4

None.